                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

   The undersigned hereby appoints Darrell D. Martin, Gregory B. Nevers or Richard W. Whitt, each with full power to act alone, as his true and lawful attorneys-in-fact, and grants unto said attorneys the authority in his name and on his behalf to execute and file, individually and in the capacity stated below, any documents relating to the registration by Markel Corporation, also referred to herein as the "Company," of securities of the Company in connection with the Company's filing of a Registration Statement on Form S-3 and any and all amendments or supplements thereto, with all exhibits and documents required to be filed in connection therewith. The undersigned further grants unto said attorneys, and each of them, full power and authority to perform each and every act necessary in order to accomplish the foregoing registration as fully as he himself might do.

   In witness whereof, the undersigned have signed this power of attorney this 16th day of November, 2000.

                 Signature                                     Title
                 ---------                                     -----

           /s/ ALAN I. KIRSHNER             Director (Chief Executive Officer)
-------------------------------------------
             Alan I. Kirshner

           /s/ ANTHONY F. MARKEL            President, Director
-------------------------------------------
             Anthony F. Markel

           /s/ STEVEN A. MARKEL             Vice-Chairman, Director
-------------------------------------------
             Steven A. Markel

           /s/ DARRELL D. MARTIN            Director, Executive Vice President
-------------------------------------------    and Chief Financial Officer
             Darrell D. Martin                 (Principal Financial Officer,
                                               Principal Accounting Officer)

                                            Director
-------------------------------------------
               John J. Byrne

             /s/ MARK J. BYRNE              Director
-------------------------------------------
               Mark J. Byrne

           /s/ LESLIE A. GRANDIS            Director
--------------------------------------------
             Leslie A. Grandis

           /s/ STEWART M. KASEN             Director
--------------------------------------------
             Stewart M. Kasen

            /s/ GARY L. MARKEL              Director
--------------------------------------------
              Gary L. Markel

            /s/ THOMAS S. GAYNER            Director
--------------------------------------------
              Thomas S. Gayner